ESCROW AGREEMENT


     THIS ESCROW AGREEMENT dated as of this _____ day of _______________, 2000 by and between Staten Island Savings Bank, a financial institution chartered under the laws of the State of __________________ (the "Agent") and Russo Securities, Inc. ("Russo Securities").

                               W I T N E S S E T H:

     WHEREAS, HARBOUR ENTERTAINMENT, INC., a Delaware corporation (the "Company"), is offering 1,715,000 shares of common stock (the "Shares") on a "best efforts" basis a minimum of $8,000,000 (the "Minimum Offering") up to a maximum of $12,000,000 (the "Maximum Offering") (collectively, the "Offering") at a purchase price of $7.00 per share, in a registered offering (the "Offering"), through Russo Securities, as the underwriter (the "Underwriter") pursuant to a registration statement on Form SB-2, initially filed on April 28, 2000 with the Securities and Exchange Commission (the "SEC"). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Memorandum.

     WHEREAS, the Memorandum provides that:

     A. The Offering will commence on _____________, 2000 and will expire thirty days (30) after the effective date of the registration statement for this offering (the "Termination Date"). The Company has an option to extend the expiration date of this offering for an additional thirty days (30);

     B. The Offering is being conducted on a "best efforts" basis as to a minimum of $8,000,000 and up to a maximum of $12,000,000. Once the minimum dollar has been raised and accepted by the Company and the Placement Agent, they may be released, at the mutual consent of the Company and the Underwriter, from escrow and paid to the Company and the Underwriter, within ten business days after the Initial Closing and each other Closing;

     C. The initial closing (the "Initial Closing") of the Offering shall take place on _____________, but not later than ten days following the Termination Date, and subsequent closings of the Offering (if applicable) may be scheduled at the discretion of the Company and Placement Agent, each of which shall be deemed a "Closing".

     D. Once the Company and the Underwriter have issued the Shares, an investor shall not be entitled to a return of their investment;

     E. Proceeds from the sale of the Shares shall be held in escrow by the Agent pending a Closing on the Shares, and disbursed upon such Closing; and if a Share is not accepted, the funds therefor will be returned to the applicable purchaser, without interest, after the Termination Date.

     NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

     1. Appointment of Agent. Russo Securities hereby appoints Staten Island Savings Bank as escrow agent in accordance with the terms and conditions set forth herein, and the Agent hereby accepts such appointment.

     2. Delivery of Proceeds. All checks, drafts, or other instruments received from Investors as payment for the Securities will be delivered by Russo Securities to the Agent, made payable to Staten Island Savings Bank, as Escrow Agent for Russo Securities, Inc.("Russo Securities") Russo Securities will provide the Agent with a chart setting forth, as to each investor, his name, address, social security number or employer identification number, number of Shares, and the amount paid in connection with such purchase. The Agent is hereby empowered on behalf of Russo Securities to endorse and collect all checks, drafts, wire funds transfers, promissory notes or other instruments received on account of securities purchased.

     3. Agent to Hold and Disburse Funds. The Agent will hold in a special account established for the benefit of Russo Securities and disburse all funds received by it pursuant to the terms of this Escrow Agreement, as follows:

          3.1 In the event that the Agent has received funds (and such funds are cleared within 10 days of a Closing with respect to such Shares) from the sale of any Shares, the Agent will, on the date of the applicable Closing, pursuant to written instructions signed by the Russo Securities, pay to the Company, and/or to any other person designated in such instructions, the proceeds received by the Agent from the sale of such Shares.

          3.2 All funds received by the Agent pursuant to the terms of this Escrow Agreement shall be invested only in money market instruments.

          3.3 If no written instructions are received by the Agent from Russo Securities relative to the admission of one or more purchasers to the Company within 15 days of the Termination Date, the Agent will return all funds to the purchasers, for which no written instructions were received, without interest.

     4.   Exculpation and Indemnification of Agent.

          4.1 The Agent shall have no duties or responsibilities other than those expressly set forth herein. The Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Agent shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document. Except for amendments to this Agreement referred to below, and except for instructions given to the Agent by Russo Securities relating to the escrow deposit under this Agreement, the Agent shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references thereto may be made herein and whether or not it has knowledge thereof.

     4.2 The Agent shall not be liable to the Company or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment. The Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Agent to be genuine and to be signed or presented by the proper person or persons. The Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms thereof unless evidenced by a writing delivered to the Agent signed by the proper party or parties and, if the duties or rights of the Agent are affected, unless it shall give its prior written consent thereto.

     4.3 The Agent shall not be responsible for the sufficiency or accuracy of the form of; or the execution, validity, value or genuineness of any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Agent he responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Agent shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Agent pursuant to the provisions hereof. The Agent shall not be liable to the Company or to anyone else for any loss which may be incurred by reason of any investment of any monies which it holds hereunder provided the Agent has complied with the provisions of Section 3.2 hereunder.

          4.4 The Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by the Agent does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

          4.5 To the extent that the Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of funds held hereunder or any payment made hereunder, the Agent may pay such taxes. The Agent may withhold from any payment of monies held by it hereunder such amount as the Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Agent shall be indemnified and held harmless against any liability for taxes and for any penalties or interest in respect of taxes, on such investment income or payments in the manner provided in Section 4.6. The principal amounts deposited with the Agent shall in no way be utilized for any of the above-mentioned purpose aud cannot be subject to any lien or encumbrances by the Agent for any reason.

          4.6 The Agent will be indemnified and held harmless by Russo Securities from and against any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Agent hereunder, the monies or other property held by it hereunder or any income earned from investment of such monies. The Agent shall have a lien, with the exception of the principal amounts deposited in the escrow account, for the amount of any such expenses or loss on the monies and other property held by it hereunder and shall be entitled to reimburse itself from such monies or property for the amount of any such expense or loss. Promptly after the receipt by the Agent or notice of any demand or claim or the commencement of any action, suit or proceeding, the Agent shall, if a claim in respect thereof is to be made against Russo Securities, notify Russo Securities thereof in writing, but the failure by the Agent to give such notice shall not relieve Russo Securities from any liability which Russo Securities may have to the Agent hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, deem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 7.

          4.7 For the purposes hereof, the term "expense or loss" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Agent, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

     5.   Termination of Agreement and Resignation of Agent.

          5.1 This Escrow Agreement shall terminate on the final disposition of the monies and property held in escrow hereunder, provided that the rights of the Agent and the obligations of the other parties hereto under Sections 4 and 7 shall survive the termination hereof.

          5.2 The Agent may resign at any time and be discharged from its duties as Agent hereunder by giving Russo Securities at least 30 days' notice thereof As soon as practicable after its resignation, the Agent shall turn over to a successor escrow agent appointed by the Company all monies and property held hereunder (less such amount as the Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new Agent is so appointed within the 60-day period following such notice of resignation, the Agent may deposit the aforesaid monies and property with any court it deems appropriate.

     6.   Form of Payments by Agent.
          6.1 Russo Securities shall inform the Agent when any payment shall be made from the escrow account.

          6.2 Any payments by the Agent to purchasers or to persons other than the Company pursuant to the terms of this Agreement shall be made by check, payable to the order of each respective purchaser or other person.

          6.3 All amounts referred to herein are expressed in United States Dollars and all payments by the Agent shall be made in such dollars.

     7. Compensation of Agent. For services rendered, the Agent shall receive as compensation $_______. The Agent shall also be entitled to reimbursement from Russo Securities for all expenses paid or incurred by it in the administration of its duties hereunder, including, but not limited to, all counsel, advisors'
and Agents' fees and disbursements and all reasonable taxes or other governmental charges.

     8. Notices. All notices, requests, demands and other communications provided for herein shall be in writing, shall be delivered by hand or by first-class mail, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner.

 If to the Company: Harbour Entertainment, Inc.
                    Attention: Marlowe Walker
                    100A Gary Way
                    Ronkonkoma, NY 11779
                    Tel. # 631-738-1010

 with a copy to:    Michael Beckman
                    Beckman, Millman & Sanders, LLP
                    116 John Street
                    New York, NY 10038
                    Tel.# 212-406-4700
                    Fax# 212-732-1443

 If to the Agent:   Staten Island Savings Bank
                    ---------------------------
                    ---------------------------
                    ---------------------------

 If to Russo
 Securities:        Russo Securities, Inc.
                    Attention: Fred Russo
                    128 Sand Lane
                    Staten Island, New York 10305
                    Tel. # (718) 448-2900
                    Fax. # (718) 448-0081

     9. Further Assurances: From time to time on and after the date hereof, Russo Securities shall deliver or cause to be delivered to the Agent such further documents and instruments and shall do and cause to be done such further acts as the Agent shall reasonably request (it being understood that the Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

     10. Consent to Service of Process. Russo Securities hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to Russo Securities at its address for purposes of notices hereunder.

     11. Miscellaneous.

     11.1 If for any reason the escrow deposit is not received by the Agent as contemplated herein, Russo Securities shall reimburse the Agent for all expenses, including reasonable counsel fees and disbursements, paid or incurred by it in making preparations for providing the services contemplated hereby.

     11.2 This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms "hereby", "hereof', "hereto", "hereunder" and any similar terms, as used in this Agreement, refer to the Agreement in its entirety and not only to the particular portion of this Agreement where the term is used. The word "person" shall mean any natural person, partnership, company, government and any other form of business or legal entity. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Agreement shall not be admissible in evidence to construe the provisions of any prior agreement. The rule of ejusdem generis shall not be applicable herein to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     11.3 This Agreement and the rights and obligations hereunder of Russo Securities may be assigned by Russo Securities only to a successor to Russo Securities' entire business. This Agreement and the rights and obligations hereunder of the Agent may be assigned by the Agent only to a successor to its entire business. This Agreement shall be binding upon and inure to the benefit of each party's respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Agent and Russo Securities. This Agreement is intended to be for the sole benefit of the parties hereto, and (subject to the provisions of this Section 11.3) their respective successors, heirs and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

     11.4 This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

          11.5 All deposits to the escrow account are funds deposited by the clients of Russo Securities. Therefore, the Agent agrees that it can neither place any lien or encumbrance, nor freeze the deposits of Russo Securities' clients in said escrow account.

     12. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all of the parties reflected hereon as the signatures.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

                           STATEN ISLAND SAVINGS BANK


                           By:___________________________
                           Name:_________________________
                           Title:________________________




                           RUSSO SECURITIES, INC.



                           By: _________________________________
                           Fred Russo, President & CEO